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                      WARBURG PINCUS STRATEGIC VALUE FUND
                          (COMMON AND ADVISOR SHARES)
           SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL
                        INFORMATION DATED MARCH 2, 1998

     The following relates to the Warburg Pincus Strategic Value Fund only.

     The Board of Directors of the Warburg Pincus Strategic Value Fund (the "Fund") has concluded that an orderly liquidation of the Fund is in the best interests of the Fund and its shareholders. This conclusion is based on, among other things, the fact that Anthony G. Orphanos, the original Portfolio Manager of the Fund, has accepted a position at another investment advisory firm and will no longer serve as Portfolio Manager of the Fund as of July 22, 1998 and that the size of the Fund's assets is relatively small.

     A special meeting of the shareholders of the Fund will be held on October 9, 1998 to solicit shareholder approval of the liquidation. No further shares of the Fund can be purchased pending shareholder consideration of the liquidation; however, shareholders may redeem their shares through any of the methods described in the Prospectus.

     Scott T. Lewis has replaced Anthony G. Orphanos as Portfolio Manager of the Fund. Mr. Lewis is a Vice President of Warburg and has been associated with Warburg since 1986.

Dated: July 22, 1998  16-0798
                      for
                      WPUSL
                      ADSTV